John Hancock Variable Insurance Trust

Supplement dated December 30, 2014

to the Prospectus dated April 30, 2014

International Value Trust (the “fund”)

Neil Devlin no longer serves as a portfolio manager to the fund. Accordingly, all references to Neil Devlin as a portfolio manager to the fund are removed from the prospectus. Tucker Scott, Cindy Sweeting and Peter Nori will continue to serve as portfolio managers to the fund.